Exhibit 10.1





              SECOND AMENDMENT TO THE 364 DAY CREDIT AGREEMENT
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          SECOND AMENDMENT (this "Amendment"), dated as of June 3, 1996, among RJR NABISCO HOLDINGS CORP., a Delaware corporation ("Holdings"), RJR NABISCO, INC., a Delaware corporation (the "Borrower") and the lending institutions party to the Credit Agreement referred to below (the "Banks"). All capitalized terms used herein and not otherwise defined herein shall have the respective meanings provided such terms in the Credit Agreement referred to below.


                           W I T N E S S E T H :
                           - - - - - - - - - -


          WHEREAS, Holdings, the Borrower and the Banks are parties to a Credit Agreement, dated as of April 28, 1995, as amended, modified and supplemented to the date hereof (as so amended, modified and supplemented, the "Credit Agreement"); and

          WHEREAS, the parties to the Credit Agreement wish to amend the Credit Agreement as herein provided;

          NOW, THEREFORE, it is agreed:


I.   Amendment to Credit Agreement.
     -----------------------------

          1. Effective June 3, 1996, the definition of "Measurement Date" appearing in Section 10 of the Credit Agreement shall be amended to read in its entirety as follows:

               "Measurement Date" shall mean June 3, 1996.


II.  Conditions Precedent to Amendment Effective Date.
     ------------------------------------------------

          1. This Amendment shall become effective on June 3, 1996 (the "Amendment Effective Date"), provided that each of the following conditions
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shall have been met to the satisfaction of the Senior Managing Agents on or prior to the Amendment Effective Date:

          (a)  Execution of Amendment.  On or prior to the Amendment
               ----------------------
Effective Date (i) Holdings, the Borrower and each of the Banks shall have signed a copy hereof (whether the same or different copies) and shall have delivered (including by way of



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facsimile transmission) the same to the Payments Administrator at the
Payments Administrator's Office.

          (b)  Officer's Certificate.  The Payments Administrator shall
               ---------------------
have received a certificate dated the Amendment Effective Date signed by an appropriate officer of each of Holdings and the Borrower attaching the resolutions of the Board of Directors of Holdings and the Borrower, as the case may be, in each case in form and substance satisfactory to the Senior Managing Agents.

          (c)  Opinions of Counsel.  The Payments Administrator shall have
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received an opinion addressed to each of the Banks and dated the Amendment
Effective Date from counsel to Holdings and the Borrower reasonably satisfactory to the Senior Managing Agents, which opinion shall be in form and substance satisfactory to the Senior Managing Agents and shall cover such matters incident to the transactions contemplated herein as the Senior Managing Agents may reasonably request.

          (d)  No Default; Representations and Warranties.  On the
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Amendment Effective Date, and also after giving effect to this Amendment,
(i) there shall exist no Default or Event of Default and (ii) all representations and warranties contained in the Credit Agreement and in the other Credit Documents shall be true and correct in all material respects.


III. General Provisions
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          1.  This Amendment is limited as specified and shall not
constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document.

          2. This Amendment may be executed in any number of counterparts and by the different parties hereto on separate counterparts, each of which counterparts when executed and delivered shall be an original, but all of which shall together constitute one and the same instrument. A complete set of counterparts shall be lodged with Holdings and the Payments Administrator.

          3. THIS AMENDMENT AND THE RIGHTS AND OBLIGATIONS OF THE PARTIES HEREUNDER SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

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